© 2023 VERA THERAPEUTICS, INC. Phase 2b Clinical Trial Week 24 Results January 2023

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Agenda for Today’s Meeting Opening Remarks ORIGIN Phase 2b Topline Results Takeaways and Phase 3 Plans Q&A Professor, University of Leicester Founder and CEO, Vera Therapeutics Founder and CEO, Vera Therapeutics CMO, Vera Therapeutics Professor, University of Leicester Founder and CEO, Vera Therapeutics Marshall Fordyce, MD Jonathan Barratt, PhD, FRCP Marshall Fordyce, MD Marshall Fordyce, MD Celia Lin, MD Jonathan Barratt, PhD, FRCP

Atacicept for IgA Nephropathy



Self-administered subcutaneous biologic therapy in development for IgAN

Targets the source of IgAN disease, Gd-IgA1 and its immune complexes, by inhibiting two cytokines, BLyS (also known as BAFF) and APRIL, important in B cell and plasma cell development and maturation origin

Currently being studied in a Phase 2b multinational, 36-week randomized, placebo-controlled, double-blind trial, with a 60-week open label extension

Today we report positive week 24 primary results

IgAN = immunoglobulin A nephropathy; Gd-IgA1 = galactose-deficient IgA1; BLyS = B lymphocyte stimulator; BAFF = B cell activating factor; APRIL = a proliferation-inducing ligand.

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Summary of Positive Phase 2b Week 24 Results Atacicept 150 mg dose selected for Phase 3 clinical trial, expected to initiate in 1H 2023 Atacicept met primary endpoint at week 24 Achieved statistical significance in 150 mg dose group with 33% reduction in proteinuria from baseline Trend towards further reductions in proteinuria at week 36 with available data Stable eGFR through week 24 for patients on atacicept Atacicept safety profile in IgAN patients similar to placebo Gd-IgA1 reduction of 60% at week 24 with atacicept 150 mg eGFR = estimated glomerular filtration rate.

Atacicept in IgAN: Development Program Timeline JANUS Phase 2a Topline Results1 ORIGIN Phase 2b Trial: Week 24 Topline Results ORIGIN Phase 2b Trial: Week 36 Results Initiation of Phase 3 Trial June 2020 Reported today Expected Q2 2023 Expected 1H 2023 1. Reported original analysis at Barratt J, et al. Nephrol Dial Transplant 2020, abstr MO039 and Barratt J, et al. ASN Kidney Week 2020, abstr SU-OR35; conducted by Merck KGaA.

Table of Contents Opening Remarks ORIGIN Phase 2b Topline Results Takeaways and Phase 3 Plans Q&A Professor, University of Leicester Founder and CEO, Vera Therapeutics Founder and CEO, Vera Therapeutics CMO, Vera Therapeutics Professor, University of Leicester Founder and CEO, Vera Therapeutics Marshall Fordyce, MD Jonathan Barratt, PhD, FRCP Marshall Fordyce, MD Marshall Fordyce, MD Celia Lin, MD Jonathan Barratt, PhD, FRCP

ORIGIN Phase 2b IgAN Trial: Study Design and Objectives

Multinational, randomized, placebo-controlled trial powered for 28% Δ between pooled 75/150 mg arms vs placebo



Double-Blind Treatment
Open-label Extension (OLE)
Placebo n=30
Atacicept 25 mg qwk n=15
Atacicept 75 mg qwk n=30
Atacicept 150 mg qwk n=30
Atacicept 150 mg qwk
Week 0
24
1° Endpoint
36
2° Endpoint
96/ET

Inclusion Criteria

- Patients ≥18 years old with IgAN on renal biopsy and high risk of disease progression
- Stable and optimized RAASi for 12 weeks
- UPCR-24h >0.75 g/g or UP >0.75 g per 24h
- eGFR ≥30 mL/min/1.73 m^2
- Blood pressure ≤150/90 mmHg

Endpoints

- Primary efficacy: UPCR-24h at week 24 ★
- Key secondary: UPCR-24h at week 36 ★
- eGFR change up to week 96 ☆
- Gd-IgA1 change
- Safety

ET = end of trial; RAASi = renin-angiotensin-aldosterone system inhibitor; UPCR = urine protein:creatinine ratio.

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30% Reduction in Proteinuria is Known to be Clinically Meaningful in IgAN Patients

- 30% reduction in proteinuria at 9 months is associated with improvement of renal function in IgAN[1]
- Reduction of 30% could delay ESRD by over 10 years[2]

- First approved drug for IgAN, Tarpeyo™, showed ~18% proteinuria reduction at 6 months[3] and 34% at 9 months,[4] setting the precedent for accelerated approval in IgAN
- The next PDUFA date in IgAN is for Travere's sparsentan, which showed 35% Δ active control-adjusted reduction in proteinuria at 9 months[5]

1. Inker LA, et al. Am J Kidney Dis 2021;78:340-9.E1; 2. Barratt Lab, University of Leicester; 3. Barratt J, et al. Kidney Int 2022;S0085-2538(22)00836-5; 4. Tarpeyo [package insert]. 2021; 5. Travere press release; Aug 16 2021.
ESRD = end stage renal disease; PDUFA = Prescription Drug User Fee Amendment.

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Multinational, Randomized, Placebo-controlled Phase 2b Trial Randomized Patients

Patient Disposition


Screened, n=232
Screen Failures, n=116
Randomized and Treated, n=116
All Atacicept, n=82
Safety population, n=82
ITT population, n=82
Discontinued
n=2 (2%)[1]
Completed Week 24
n=80 (98%)
Placebo, n=34
Safety population, n=34
ITT population, n=34
Discontinued
n=1 (3%)[2]
Completed Week 24
n=33 (97%)

Safety data includes all post-week 24 visits available at data-cut December 23, 2022. ITT = intent to treat.
1. Discontinued to pursue elective surgery (1) and adverse event (1). 2. Initiated prohibited medication for concomitant disease.

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Demographics and Baseline Characteristics

Mean ± SD or n (%)	Overall n=116	Atacicept 25 mg n=16	Atacicept 75 mg n=33	Atacicept 150 mg n=33	Placebo n=34
Age, y	39	40	41	38	39
Male sex	69 (59)	9 (56)	19 (58)	22 (67)	19 (56)
Race					
White	62 (53)	7 (44)	12 (36)	17 (52)	26 (76)
Asian	51 (44)	7 (44)	20 (61)	16 (48)	8 (24)
Other	3 (3)	2 (12)	1 (3)	0	0
eGFR, mL/min/1.73 m^2	63 ± 27.3	71 ± 28.7	64 ± 25.4	56 ± 22.7	66 ± 31.7
UPCR by 24h urine, g/g	1.6 ± 0.9	1.6 ± 0.8	1.7 ± 0.9	1.7 ± 1.0	1.6 ± 0.8
SGLT2i use	16 (14)	3 (19)	3 (9)	4 (12)	6 (18)

SGLT2 = sodium-glucose cotransporter-2.

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Atacicept Achieved Statistical Significance on Primary Endpoint (75/150 mg), 150 mg, and All Doses Combined 1. Placebo value from individual atacicept dose analysis; 2. Primary analysis. p-value and % change from baseline were estimated from the mixed effect model with repeated measurement (MMRM), including change from baseline in natural log transformed UPCR as the dependent variable, log transformed baseline UPCR, baseline eGFR category, treatment, visit, treatment and visit interaction terms as fixed effects, and patient as a random effect. UPCR-24h % Change at Week 24 p=0.047 p=0.037 Atacicept p=0.026 1 Mean ± SE % Change from Baseline in UPCR-24h Placebo, n=34 75/150 mg2, n=64 150 mg, n=32 All, n=79 Atacicept 150 mg dose selected for Phase 3 clinical trial

n= Placebo 34 34 34 12 All Atacicept 82 81 79 32 Trend Towards Further Proteinuria Reduction in All-Atacicept Group vs Placebo (38% of Patient Data at Week 36) p-value and % change from baseline were estimated from MMRM, including change from baseline in natural log transformed UPCR as the dependent variable, log transformed baseline UPCR, baseline eGFR category, treatment, visit, treatment and visit interaction terms as fixed effects, and patient as a random effect. UPCR-24h % Change Through Week 36 Mean ± SE % Change from Baseline in UPCR-24h Week p=0.032 -5 -36

Stable eGFR Through Week 24 in All Atacicept Group n= Placebo 34 34 34 34 34 All Atacicept 82 81 82 81 79 Mean eGFR change from baseline +3 mL/min at week 24 Similar results for atacicept 150 mg alone As expected, week 24 timepoint is too early to observe eGFR decline in placebo eGFR Change Through Week 24 Mean ± SD Change from Baseline in eGFR, mL/min/1.73 m2 Week

Robust Reductions in Gd-IgA1 Through Week 24 n= Placebo 33 33 33 33 Atacicept 25 mg 16 16 16 15 Atacicept 75 mg 33 33 33 32 Atacicept 150 mg 32 32 30 29 Gd-IgA1 % Change Through Week 24 Mean ± SD % Change from Baseline in Gd-IgA -60 -56 -36 2 Week

Dose-dependent Reductions in Serum IgG, IgA, and IgM Through Week 24 n= Placebo 34 34 34 34 Atacicept 25 mg 16 16 16 15 Atacicept 75 mg 33 33 33 32 Atacicept 150 mg 33 33 32 32 34 34 34 34 16 16 16 15 33 33 33 32 33 33 32 31 34 34 34 34 16 16 15 14 33 33 28 23 33 32 22 19 IgG IgA IgM Mean ± SD % Change from Baseline 1 -15 -30 -34 Week -2 -29 -49 -59 Week 0 -51 -64 -70 Week

No Study Drug Discontinuation Due to IgG Levels on Atacicept No patient had study drug discontinuation, interruption, or sustained IgG <3 g/L (<300 mg/dL) through week 24 *Per ORIGIN protocol, if serum IgG was <300 mg/dL on two consecutive timepoints at least 28 days apart, the study drug was discontinued. One patient (atacicept 75 mg) below study-defined IgG threshold of <3 g/L at 2.99 g/L; >3 g/L upon repeat measurement; study drug continued weekly; no infections reported in this patient. IgG Mean ± SD, mg/dL Week Placebo Atacicept 25 mg Atacicept 75 mg Atacicept 150 mg *

Patients, n (%) Atacicept 25 mg n=16 Atacicept 75 mg n=33 Atacicept 150 mg n=33 Placebo n=34 TEAEs 11 (69) 24 (73) 25 (76) 27 (79) Study drug-related TEAEs1 6 (38) 16 (48) 18 (55) 14 (41) Serious TEAEs 1 (6) 1 (3) 0 3 (9) TEAEs leading to study drug discontinuation 0 0 1 (3)2 0 Deaths 0 0 0 0 Treatment-Emergent Adverse Events 1. Majority of study drug-related TEAEs were injection site reactions; one contributed to drug discontinuation 2. Discontinued after 3 injections due to injection site reaction and positive hepatitis B DNA that resolved without treatment 3 weeks later, normal liver function throughout.

Infections Were Balanced Between Atacicept and Placebo Patients, n (%) Atacicept 25 mg n=16 Atacicept 75 mg n=33 Atacicept 150 mg n=33 Placebo n=34 Infections (all mild or moderate; no severe) 6 (38) 16 (48) 12 (36) 11 (32) Occurring in >1 patient COVID-191 4 (25) 9 (27) 8 (24) 6 (18) Upper respiratory tract infection 0 3 (9) 2 (6) 0 Viral infection 0 2 (6) 0 2 (6) Nasopharyngitis 0 1 (3) 1 (3) 1 (3) Urinary tract infection 2 (13) 1 (3) 0 0 Influenza 0 1 (3) 0 1 (3) Tonsillitis 1 (6) 1 (3) 0 0 1. One patient with COVID-19 was hospitalized and recovered.

Summary of Clinical Safety Data Atacicept was generally well tolerated in IgAN patients, with no reported deaths, low rate (2%) of serious AEs overall, and 1 patient (1%) discontinued atacicept due to AE Infections were balanced between atacicept and placebo No serious AEs in atacicept 150 mg group No patient had study drug discontinuation or interruption due to hypogammaglobulinemia

Table of Contents Opening Remarks Takeaways and Phase 3 Plans Q&A Professor, University of Leicester Founder and CEO, Vera Therapeutics Founder and CEO, Vera Therapeutics CMO, Vera Therapeutics Professor, University of Leicester Founder and CEO, Vera Therapeutics Marshall Fordyce, MD Jonathan Barratt, PhD, FRCP Marshall Fordyce, MD Marshall Fordyce, MD Celia Lin, MD Jonathan Barratt, PhD, FRCP ORIGIN Phase 2b Topline Results

Summary of Positive Phase 2b Week 24 Results Atacicept 150 mg dose selected for Phase 3 clinical trial, expected to initiate in 1H 2023 Atacicept met primary endpoint at week 24 Achieved statistical significance in 150 mg dose group with 33% reduction in proteinuria from baseline Trend towards further reductions in proteinuria at week 36 with available data Stable eGFR through week 24 for patients on atacicept Atacicept safety profile in IgAN patients similar to placebo Gd-IgA1 reduction of 60% at week 24 with atacicept 150 mg

Atacicept Phase 2 Week 24 Data in Context

Multinational, Randomized, Placebo-controlled Trials

		calliditas therapeutics	vera therapeutics	Otsuka	TRAVERE THERAPEUTICS
Drug		**Tarpeyo™ (approved)**	**Atacicept**	**Sibeprenlimab**	**Sparsentan**
Dose Regimen & Administration		16 mg oral 9-month duration only	**150 mg SC qwk selected for Ph 3** (1 x 1 mL injection)	2–8 mg/kg IV (Ph 2) 400 mg SC (Ph 3) (1 x 2 mL injection)	200 or 400 mg oral
Mechanism		Corticosteroids can modulate B-cell numbers and activity	Dual BLyS/APRIL inhibition	APRIL inhibition only	ETaR/AT1R antagonism
Proteinuria Change	Week 24	~-18% vs ~-4% placebo[1]	-33% vs -7% placebo 28% Δ	Not reported	Not reported
	Week 36	-34% vs -5% placebo 31% Δ[2]	***To come***	43% Δ pooled IV data[3] SC efficacy data not established	-50% vs -15% control 35% Δ[4]
Gd-IgA1 Change from Baseline		~-34% week 36[5]	-60% week 24	Not reported	N/A
Safety Data		Most AEs that occurred at a greater incidence vs placebo were consistent with hypercortisolism	Comparable to placebo	No placebo comparison reported	Not reported

This data is based on a cross-trial comparison and not a head-to-head clinical trial, such data may not be directly comparable due to differences in study protocols, conditions and patient populations.

1. Barratt J, et al. Kidney Int 2022;S0085-2538(22)00836-5; 2. Tarpeyo [package insert]. 2021; 3. Kooienga L, et al ASN Kidney Week 2022. Data presented at "month 9" assumed to be at week 36; 4. Travere press release; 2021. https://ir.travere.com/news-releases/news-release-details/travere-therapeutics-announces-positive-topline-interim-results; 5. Molyneux K, et al ASN Kidney Week 2022. ETaR = endothelin-1 type A receptor; AT1R = angiotensin II type 1 receptor.

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No RCT safety data reported RCT safety data available Atacicept Has Well Characterized Safety Database vs APRIL-Only Approaches 1. Patients administered ≥1 dose of listed medication as of November 2022 review of published literature; 2. Based on published results involving safety per Levy et al Lupus 2021; excludes other clinical studies and post-marketing/commercial experience; 3. Atacicept Integrated Safety Analysis by Gordon et al Rheumatol Adv Pract 2019 plus IgAN JANUS and ORIGIN studies; 4. Two Ph1 healthy volunteer studies (Mathur et al Kidney Int Rep 2022, Zhang et al ASN 2021 poster), Ph2 ENVISION study in IgAN (Kooienga et al ASN 2022 poster); 5. Two Ph1 healthy volunteer studies (Chinook 4th CKD Summit 2022), Ph1/2 IgAN study (Barratt et al ASN 2022 poster), Ph1/2 multiple myeloma study (Bensinger et al ASCO 2019 abstract). RCT = randomized controlled trial. 7,000 BLyS/APRIL BLyS-only Published clinical experience Commercial experience not included b2 t3 b4 15 Patients (approx.)1 APRIL-only

Atacicept Is Well Characterized Going Into Phase 3 vs APRIL-Only Approaches

Drug		Atacicept	Sibeprenlimab	BION-1301
Dose Regimen & Administration		**150 mg SC qwk selected for Ph 3** (1 x 1 mL injection)	2–8 mg/kg IV (Ph 2) 400 mg SC monthly (Ph 3) (1 x 2 mL injection)	450 mg IV q2wk (Ph 2) 600 mg SC q2wk (Ph 2, Ph 3) (2 x 2 mL injection)
Mechanism		Dual BLyS/APRIL inhibition	APRIL inhibition only	APRIL inhibition only
Global RCT		✓	✓	✗
N (total randomized & treated for Ph 2 study)		116	155[1]	34[2]
Baseline UPCR, g/g		mean 1.7	Not reported	median 0.5 Cohort 1 median 0.8 Cohort 2
Proteinuria Change	Week 24	-33% vs -7% placebo 28% Δ	Not reported	-49% Cohort 1, -54% Cohort 2 vs baseline, n=17 No placebo reported
	Week 36	***To come***	43% Δ pooled IV data SC efficacy data not established	Not reported
Gd-IgA1 Change from Baseline		-60% week 24, n=29	Not reported	-60 to -65% week 24, n=7
Safety Data		Comparable to placebo	No placebo comparison reported	No placebo comparison reported

This data is based on a cross-trial comparison and not a head-to-head clinical trial, such data may not be directly comparable due to differences in study protocols, conditions and patient populations.

1. Kooienga L, et al. ASN Kidney Week 2022. Data presented at "month 9" assumed to be at week 36; 2. Barratt J, et al. ASN Kidney Week 2022.

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Initiation of Phase 3 Pivotal Trial Expected in 1H 2023

Atacicept Once Weekly SC Injection Formulation in Phase 3, Same as Phase 2b



Double-Blind Treatment
Open-label Extension (OLE)
Placebo
Atacicept 150 mg qwk
Atacicept 150 mg qwk
Week 0
36
1° Endpoint
104
2° Endpoint
156

Inclusion Criteria

- Patients ≥18 years old with IgAN on renal biopsy and high risk of disease progression
- UPCR-24h 1.0 g/g or UP 1.0 g per 24h
- eGFR ≥30 mL/min/1.73 m^2
- Stable and optimized RAASi for 12 weeks
- Use of SGLT2 inhibitors allowed
- Blood pressure ≤150/90 mmHg

Endpoints

- Primary efficacy: UPCR-24h at week 36 ★ to support potential accelerated approval
- Key secondary: eGFR change up to week 104 ☆
- Safety

Regulatory Update

- FDA meeting in Q4 2022 discussed preliminary alignment on Phase 3 study design to enable start in 1H 2023
- Final trial design pending FDA concurrence

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Potential Value Creation Over Next 18 Months Program Indication Catalyst 2022 2023 2024+ Atacicept IgA Nephropathy Presented data on Gd-IgA1, anti-Gd-IgA1, and immune complexes from Phase 2a JANUS trial Completed enrollment in Phase 2b ORIGIN trial Present 24-week data from ORIGIN trial Present 36-week data from ORIGIN trial Initiate Phase 3 trial Present topline Phase 3 Lupus Nephritis Initiated Phase 3 COMPASS trial Present topline COMPASS data MAU868 BK Viremia in Renal Transplant Presented full results from Phase 2 trial Initiate Phase 2b or 3 trial Vera holds worldwide, exclusive rights to develop and commercialize atacicept and MAU868

Table of Contents Opening Remarks Takeaways and Phase 3 Plans Q&A Professor, University of Leicester Founder and CEO, Vera Therapeutics Founder and CEO, Vera Therapeutics CMO, Vera Therapeutics Professor, University of Leicester Founder and CEO, Vera Therapeutics Marshall Fordyce, MD Jonathan Barratt, PhD, FRCP Marshall Fordyce, MD Marshall Fordyce, MD Celia Lin, MD Jonathan Barratt, PhD, FRCP ORIGIN Phase 2b Topline Results

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